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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 18, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


               KENTUCKY                                    61-0985936
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                    Identification No.)



                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)  Exhibits

              99.1 NS Group, Inc. press release dated September 18, 2002, announcing its estimate of earnings for the third quarter of 2002.

Item 9.  REGULATION FD DISCLOSURE

               On September 18, 2002, NS Group, Inc. issued a press release announcing its estimate of earnings for the third quarter of 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NS GROUP, INC.


Date: September 18, 2002                   By:  /s/ Thomas J. Depenbrock
                                           -----------------------------
                                           Thomas J. Depenbrock
                                           Vice President, Treasurer and
                                           Chief Financial Officer






                                  EXHIBIT INDEX



No.           Exhibit
---           -------
99.1          NS Group, Inc. press release dated September 18, 2002